FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 10, 2001

                                   -----------




                          CHARTER COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


              000-27927                                  43-1857213
              ---------                                  ----------
       Commission File Number                         (Federal Employer
                                                    Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                     63131
--------------------------------------                  -----
(Address of Principal Executive Offices)                (Zip Code)

(Registrant's telephone number, including area code)    (314) 965-0555

Item 5.    Other Items.

           On May 30, 2001, Charter Communications, Inc. announced the closing of the sale of 60,247,350 shares of its Class A common stock, and the closing of the sale of $632.5 million of Convertible Senior Notes due 2006. A copy of the press release relating to these transactions is being filed as Exhibit 99.1 with this report. The Underwriting Agreements and the Indenture are also filed as exhibits.

           On May 10, 2001, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation announced that they had entered into an agreement to sell $350 million of 9.625% Senior Notes due 2009, $575 million of 10% Senior Notes due 2011 and $1.02 billion of 11.750% Senior Discount Notes due 2011. A copy of the press release relating to the sale of these notes is being filed as Exhibit 99.2 with this report. The Purchase Agreement, the Indentures and the Exchange and Registration Agreements are also filed as exhibits.



Item 7.    Exhibits

           Press release dated May 30, 2001.*

           Press release dated May 10, 2001.*

           Underwriting Agreement, relating to 4.75% Convertible Senior Notes due 2006 dated May 23, 2001.*

           Indenture dated May 30, 2001 between Charter Communications, Inc. and BNY Midwest Trust Company as Trustee governing 4.75% Convertible Senior Notes due 2006.*

           Underwriting Agreement relating to Class A common stock dated May 23, 2001.*

           Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 11.750% Senior Discount Notes due 2011 dated May 10, 2001.*

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009.*

           Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC. *

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011.*

           Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC.*

           Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011.*

           Exchange and Registration Rights Agreement relating to 11.750% Senior Discount Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC.*


-----------------
*  filed herewith

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  CHARTER COMMUNICATIONS, INC.,
                                  a registrant

Dated May 31, 2001                 By:    /s/ RALPH G. KELLY
                                          ---------------------------------
                                          Name:  Ralph G. Kelly
                                          Title: Senior Vice President and
                                                 Treasurer

                                  Exhibit Index


Exhibit
Number         Description
------         -----------

4.1(a) Underwriting Agreement, relating to 4.75% Convertible Senior Notes due 2006 dated May 23, 2001.

4.1(b) Indenture dated May 30, 2001 between Charter Communications, Inc. and BNY Midwest Trust Company as Trustee governing 4.75% Convertible Senior Notes due 2006.

4.2        Underwriting Agreement relating to Class A common stock dated May 23,
           2001.

10.1 Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 11.750% Senior Discount Notes due 2011 dated May 10, 2001.

10.2(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009.

10.2(b) Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC.

10.3(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011.

10.3(b) Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC.

10.4(a) Indenture dated as of May 15, 2001 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.750% Senior Discount Notes due 2011.

10.4(b) Exchange and Registration Rights Agreement relating to 11.750% Senior Discount Notes due 2011, dated as of May 15, 2001, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., JP Morgan, a Division of Chase Securities Inc., Credit Lyonnais Securities (USA) Inc., Fleet Securities, Inc., BMO Nesbitt Burns Corp. and Dresdner Kleinwort Wasserstein Securities LLC.

99.1       Press release dated May 30, 2001.

99.2       Press release dated May 10, 2001.